Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 8, 2011 by and among Telkonet, Inc., a Utah corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.   Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 5(c).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

 “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 4(c).

“Indemnifying Party” has the meaning set forth in Section 4(c).

 “Losses” has the meaning set forth in Section 4(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” has the meaning set for in Section 1A(a).

“Piggyback Registration Statement” has the meaning set forth in Section 1A(a).

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Warrants” means the Warrants issued pursuant to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

1A.   Piggyback Registrations.

(a)   Right to Piggyback.  Whenever the Company proposes to publicly sell any of its common equity securities pursuant to a registration statement (a “Piggyback Registration Statement”) under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), for its own account in a fully underwritten firm commitment registered offering (a “Piggyback Registration”), the Company shall give prompt written notice, in any event within five (5) Business Days of the Company’s decision to effect a sale or registration, to the Holders of its intention to effect such sale or registration and, subject to Section 1A(b), shall include in such registration all Registrable Securities with respect to which the Company has received a written request from the Holders for inclusion therein within ten (10) days after the receipt of the Company’s notice.  The Company may

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postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(b)

Priority on Piggyback Registrations.  If the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in a Piggyback Registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated (i) first, to the securities the Company proposes to sell, (ii) second, to the holders of Common Stock issuable upon the conversion/exercise of the Company’s Series A Redeemable Preferred Stock and warrants issued pursuant to that certain Registration Rights Agreement made and entered into as of November 16, 2009 by and among the Company and the several purchasers signatory thereto, the holders of Common Stock issuable upon conversion/exercise of the Series B Preferred Stock and warrants pursuant to that certain Securities Purchase Agreement made and entered into as of August 4, 2010 by and among the Company and several purchasers signatory thereto, and the holders of the Common Stock issuable upon conversion/exercise of the Series B Preferred Stock and warrants pursuant to the Purchase Agreement, on a pari passu as converted basis, and (iii) third, among other securities requested to be included in such registration by other security holders of the Company on such basis as such holders may agree among themselves and the Company.

(c)

Selling Stockholder Questionnaire.  Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire at least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under Section 1, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence.  Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 1 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d)   The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

2.   Registration Procedures

In connection with the Company's registration obligations pursuant to Section 1 hereunder, the Company shall:

(a)   Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being

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acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to its Holders, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day or one (1) Trading Day period described above, as applicable.

(b)   Notify the Holders: (i) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (ii) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (iii) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (iv) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders”; (v) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; and (vi) of the receipt by the Company of any notification with respect to the exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.

(c)   Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(d)   If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(e)   Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

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(f)   If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(g)   The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefor.

3.   Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and the legal fees and expenses of more than one legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with Section 2(g) above, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) the reasonable, documented fees and expenses of one counsel to the Holders, (iii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

4.   Indemnification.

(a)   Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively,

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“Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved  in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto  or (B) in the case of an occurrence of an event of the type specified in Section 2(b)(v)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 5(c) below, to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 4(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)   Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 2(b)(v)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 5(c).  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar

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amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)   Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 4) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 4, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)   Contribution.  If a claim for indemnification under Section 4(a) or 4(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection

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with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 4 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 4(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 4 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

5.   Miscellaneous.

(a)   Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)   Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(c)   Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2(b)(v)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be

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resumed.    The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d)   No Inconsistent Agreements.  Except as otherwise provided for herein, neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e)   Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself.  Notwithstanding the foregoing,  a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f)   Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g)   Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities.  Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(h)   Execution and Counterparts.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

10

(i)   Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(j)   Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)   Headings.  The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(m)   Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

11

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TELKONET, INC. By: /s/ Jason Tienor Name: Jason Tienor Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

AUTHORIZED SIGNATORY

By: /s/ Alexis Johnson

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Allan R. Schuman

AUTHORIZED SIGNATORY

By: /s/ Allan R. Schuman

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Anne R. Brown Irrevocable Trust UAD 3/30/1990

AUTHORIZED SIGNATORY

By: /s/ Rockey W. Hudson

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

BARD Micro-Cap Value Fund, L.P.

AUTHORIZED SIGNATORY

By: /s/ Timothy B. Johnson

Name: Timothy B. Johnson

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@BardAssociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Carol Clark Coolidge Trust

AUTHORIZED SIGNATORY

By: /s/ Carol Clark Coolidge

Name: Carol Clark Coolidge

Title: Trustee

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

DALE F. SNAVELY

AUTHORIZED SIGNATORY

By: /s/ Dale F. Snavely

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Eileen Herman

AUTHORIZED SIGNATORY

By: /s/ Eileen Herman

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Jane Lois Kaplan

AUTHORIZED SIGNATORY

By: /s/ Jane Lois Kaplan

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

JOHN BARD MANULIS

AUTHORIZED SIGNATORY

By: /s/ John Bard Manulis

Name: JOHN BARD MANULIS

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Julien D. LeBourgeois

AUTHORIZED SIGNATORY

By: /s/  Julien D. LeBourgeois

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Katherine Bard Dickson & Mark A. Dickson, JT TEN

AUTHORIZED SIGNATORY

By: /s/ Katherine B. Dickson

Name: Katherine B. Dickson

By: /s/ Mark A. Dickson

Name: Mark A. Dickson

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Laurie Manulis Harmon

AUTHORIZED SIGNATORY

By: /s/  Laurie Manulis Harmon

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Leonard M. Herman Trust UAD 6-10-93

AUTHORIZED SIGNATORY

By: /s/ Leonard Herman

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

M. Edward Sellers & Suzan D. Boyd, JTTEN

AUTHORIZED SIGNATORY

By: /s/ Suzan D. Boyd

By: /s/ M E Sellers

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Marc E. Nicholson

AUTHORIZED SIGNATORY

By: /s/ Marc E. Nicholson

Name: Marc E. Nicholson

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Marvin J. Pollack Trust U/A 5/20/90

AUTHORIZED SIGNATORY

By: /s/ Marvin Pollack

Name: Marvin Pollack

Title: Trustee

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

MATTHEW MOOG

AUTHORIZED SIGNATORY

By: /s/ Matthew Moog

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Melissa Widen Goldman

AUTHORIZED SIGNATORY

By: /s/ Melissa Widen Goldman

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Robert Steinbaum

AUTHORIZED SIGNATORY

By: /s/ Robert S. Steinbaum

Name: Robert S. Steinbaum

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Rosemary Steinbaum

AUTHORIZED SIGNATORY

By: /s/ Rosemary Steinbaum

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Sidney N. Herman

AUTHORIZED SIGNATORY

By: /s/ Sidney N. Herman

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

T. Michael Johnson & Patricia R. Johnson, JT WROS

AUTHORIZED SIGNATORY

By: /s/ T. Michael Johnson, Patricia R. Johnson

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Kent R. Bourquin and Mary B. Bourquin, as Trustees
under the Bourquin Family Trust UTA dated 5,7,98

AUTHORIZED SIGNATORY

By: /s/ Kent R. Bourquin

Name: Kent R. Bourquin

Title: Trustee

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@BardAssociatesInc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

Timothy Bard Johnson Trust

AUTHORIZED SIGNATORY

By: /s/ Timothy B. Johnson

Name: Timothy Bard Johnson

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@BardAssociatesinc.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

WK Kellogg 1953 Trust

AUTHORIZED SIGNATORY

By: /s/ Debra Patterson

Name: Debra Patterson

Title: Vice President

ADDRESS FOR NOTICE

c/o:

U.S. Trust Co. of Delaware

Street:

1100 N. King St., Mail Stop-DE5-002-04-12

City/State/Zip:

Wilmington, DE 19884

Attention:

Debra Patterson

Tel:

302-432-6708

Fax:

302-432-6715

Email:

debra.patterson@ustrust.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR OR INVESTING ENTITY

William K. Kellogg III 1992 Trust, UAD 7/24/92

AUTHORIZED SIGNATORY

By: /s/ William K. Kellogg III

Name:

Title:

ADDRESS FOR NOTICE

c/o:

Bard Associates, Inc.

Street:

135 S. LaSalle St., Suite 3700

City/State/Zip:

Chicago, IL 60603

Attention:

Tim Johnson

Tel:

312-782-9600

Fax:

312-782-3785

Email:

Tim@bardassociatesinc.com

ANNEX A

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the Series B Preferred Stock, par value $0.001 per share of Telkonet, Inc. (the “Company”) issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of [April _____, 2011] (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on [Form ______] (the “Registration Statement”) for the registration and the sale under  the Securities Act of 1933, as amended (the “Securities Act”), of shares of Common Stock pursuant to which Purchasers have piggyback registration rights to include the Registrable Securities in such Registration Statement in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement and to the Registration Rights Agreement to which this Selling Stockholder Notice and Questionnaire is annexed.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus (as so supplemented, the “Prospectus”) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below).  Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.  Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Trading Days prior to the applicable anticipated filing date (1) will not be named as selling stockholders in the Registration Statement or Prospectus and (2) may not use the Prospectus for resales of Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus.  Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1. Name.

a.

Full Legal Name of Selling Stockholder

______________________________________________

b.

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

______________________________________________

c.

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

______________________________________________

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:________________________________________________

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

a.

Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

______________________________________________

______________________________________________

______________________________________________

b.

Number of shares of Common Stock to be registered pursuant to this Notice for resale:

______________________________________________

______________________________________________

______________________________________________

4.  Broker-Dealer Status:

a.

Are you a broker-dealer?

Yes   ☐

No   ☐

 b.

If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐

No   ☐

Note:

 If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

c.

Are you an affiliate of a broker-dealer?

Yes   ☐  No   ☐

Note:

If yes, provide a narrative explanation below:

d.

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐  No   ☐

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below.  In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder,.  The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________________	Beneficial Owner: ______________________________

By: _________________________________________
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Telkonet, Inc.

10200 Innovation Drive

Suite 300

Milwaukee, WI 53226

Telephone No.: 414.223.0473

Facsimile No.: 414.258.8307

Attention: Jason Tienor

E-mail: jtienor@telkonet.com

A-4